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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                        DATE OF REPORT: SEPTEMBER 9, 1998

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                         CHECKFREE HOLDINGS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
    Delaware                                      0-26802                                58-2360335
-----------------                           ---------------------                       --------------
(STATE OR OTHER                             (COMMISSION FILE NO.)                       (IRS EMPLOYER
JURISDICTION OF                                                                         IDENTIFICATION
INCORPORATION OR                                                                            NUMBER
ORGANIZATION)

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                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                             ----------------------

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS.

                  On September 9, 1998, CheckFree Holdings Corporation, a Delaware corporation (the "Company"), issued a press release announcing that the Company's Board of Directors has authorized the Company to repurchase up to 1,500,000 shares of its outstanding common stock during the next twelve months. The press release is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference.

ITEM 7.   EXHIBITS.

         (c)      EXHIBITS.

             Exhibit No.       Description

                 99 Press Release, dated September 9, 1998, entitled CheckFree Holdings Corporation Announces Stock Repurchase Program."


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CHECKFREE HOLDINGS CORPORATION


Date:  September 9, 1998         By: /s/ Allen L. Shulman
                                     -------------------------------------------
                                     Allen L. Shulman, Executive Vice President,
                                     Chief Financial Officer and General Counsel



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                                  EXHIBIT INDEX


             Exhibit No.       Description

                 99 Press Release, dated September 9, 1998, entitled "CheckFree Holdings Corporation Announces Stock Repurchase Program."

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